UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2009
NOVELIS INC.
(Exact name of Registrant as specified in its charter)

Canada	001-32312	98-0442987

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3399 Peachtree Road NE, Suite 1500, Atlanta, GA	30326

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 814-4200
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Overview
     On August 11, 2009 (the “Closing Date”), Novelis Inc. (the “Company”) issued $185 million in aggregate principal amount of 11 1/2% Senior Notes due 2015 (the “Notes”), which mature on February 15, 2015, pursuant to an indenture, dated as of August 11, 2009 (the “Indenture”), among the Company, the Guarantors (as defined below) and Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).
     The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Notes were sold to qualified institutional buyers pursuant to Rule 144A and Regulation S of the Securities Act.
Indenture and Notes
     The following is a brief description of the material provisions of the Indenture and the Notes. The description of the Indenture and the Notes contained herein is qualified in its entirety by reference to the Indenture herein and Form of 11 1/2% Senior Note due 2015, filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference.
•	Interest. Interest on the notes is payable on February 15 and August 15 of each year, commencing on February 15, 2010. The notes will mature on February 15, 2015.

•	Guarantees. The notes are guaranteed, jointly and severally, on a senior unsecured basis, by all of the Company’s existing and future Canadian and U.S. restricted subsidiaries, certain of the Company’s existing foreign restricted subsidiaries and the Company’s other restricted subsidiaries that guarantee debt in the future under any credit facilities, provided that the borrower of such debt is the Company or a Canadian or a U.S. subsidiary (the “Guarantors”).

•	Ranking.

The notes will be:
•	the Company’s senior unsecured obligations;

•	effectively junior in right of payment to all of the Company’s existing and future secured debt to the extent of the value of the assets securing that debt;

•	effectively junior in right of payment to all debt and other liabilities (including trade payables) of any of the Company’s subsidiaries that do not guarantee the notes; and

•	senior in right of payment to all of the Company’s future subordinated debt.
The guarantees of each Guarantor will be:
•	senior unsecured obligations of that Guarantor;

•	effectively junior in right of payment to all existing and future secured debt of that Guarantor to the extent of the value of the assets securing that debt, including the debt or guarantee of debt of that Guarantor under the senior secured credit facilities, which debt or guarantee will be secured by the assets of that Guarantor; and

•	senior in right of payment to all of that Guarantor’s future subordinated debt.

•	Optional Redemption. Prior to August 15, 2012, the Company, at its option and from time to time, may redeem all or a portion of the Notes by paying a “make-whole” premium calculated under the Indenture. At any time on or after August 15, 2012, the Company, at its option and from time to time, may redeem all or a portion of the Notes. The redemption price ranges from between 100.000% and 108.625% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to the redemption date, and is dependent on the date on which the Notes are redeemed. At any time prior to August 15, 2012, the Company may also redeem up to 35% of the original aggregate principal amount of the Notes with the proceeds of one or more public equity offerings, at a redemption price equal to 111.500% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 65% of the original aggregate principal amount of the Notes issued remains outstanding after the redemption.

•	Change of Control. Upon a Change of Control (as defined in the Indenture), the Company must offer to purchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to the purchase date.

•	Other Covenants. The Indenture contains customary covenants that will limit the Company’s ability and, in certain instances, the ability of certain of the Company’s subsidiaries to (1) incur additional debt and provide additional guarantees, (2) pay dividends beyond certain amounts and make other restricted payments, (3) create or permit certain liens, (4) make certain asset sales, (5) use the proceeds from the sales of assets and subsidiary stock, (6) create or permit restrictions on the ability of certain of the Company’s subsidiaries to pay dividends or make other distributions to the Company, (7) engage in certain transactions with affiliates, (8) enter into sale and leaseback transactions, (9) designate subsidiaries as unrestricted subsidiaries and (10) consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of certain of the Company’s subsidiaries. During any future period in which either Standard & Poor’s Ratings Group, Inc., a division of the McGraw-Hill Companies, Inc. or Moody’s Investors Service, Inc. have assigned an investment grade credit rating to the Notes and no default or event of default under the Indenture has occurred and is continuing, most of the covenants will be suspended, and in the event that both ratings agencies have assigned an investment grade rating to the notes, most of those covenants will terminate.

•	Events of Default. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.
Registration Rights Agreement
     In connection with the issuance of the Notes, the Company and the Guarantors entered into a registration rights agreement, dated as of August 11, 2009, with the initial purchasers of the Notes (the “Registration Rights Agreement”), obligating the Company to:
•	use its commercially reasonable efforts to file a registration statement with respect to an exchange offer within 180 days after the issue date of the notes and cause the registration statement to be declared effective under the Securities Act within 365 days after the issue date of the notes;

•	commence the exchange offer as soon as practicable after the effectiveness of the registration statement; and

•	keep the exchange offer open for not less than 30 days after the date notice of the exchange offer is mailed to the holders of the notes.
If the Company fails to satisfy its obligations under the Registration Rights Agreement it may be required to pay additional interest on the Notes.

     This description of the Registration Rights Agreement is qualified in its entirety by the Registration Rights Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
     On August 11, 2009, the Company issued a press release announcing the completion of the offering of the Notes. A copy of this release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
4.1	Indenture, relating to the Notes, dated as of August 11, 2009, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 11 1/2% Senior Note due 2015 (included in Exhibit 4.1).

10.1	Registration Rights Agreement, dated as of August 11, 2009, among the Company, the guarantors named on the signature pages thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

99.1	Press release dated August 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: August 17, 2009	By:	/s/ Christopher Courts
Christopher Courts
Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Indenture, relating to the Notes, dated as of August 11, 2009, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 11 1/2% Senior Note due 2015 (included in Exhibit 4.1).

10.1
Registration Rights Agreement, dated as of August 11, 2009, among the Company, the guarantors named on the signature pages thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

99.1	Press release dated August 11, 2009.